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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2009

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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     1-13725                  76-0545043
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA               85018
     (Address of principal executive offices)                   (Zip Code)

                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01(d). NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

As the result of the Company's decision to file paperwork with the Securities and Exchange Commission ("SEC") to suspend the Company's reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act") as further described in Item 8.01, the Company's common stock is no longer eligible for trading on the NYSE Alternext or the Over-the Counter Bulletin Board.


ITEM 8.01.    OTHER EVENTS

On February 13, 2009, the Company filed paperwork with the SEC to terminate the Company's registration under the Exchange Act. As a result, the Company's reporting obligations under the Securities Exchange Act automatically have been suspended. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
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99.1              Press release dated February 13, 2009 issued by iLinc
                  Communications, Inc. Filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 iLINC COMMUNICATIONS, INC.


                                 By:/s/James M. Powers, Jr.
                                   ---------------------------------
                                 President and Chief Executive Officer
Date: February 13, 2009



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
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     99.1         Copy of press release issued by iLinc Communications, Inc. on
                  February 13, 2009.